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[LOGO OF GOVERNMENT OF
 CANADA APPEARS HERE]

                                        Exhibit 10.19.9
                                        WD Project No.:  A-93-WD-0461
                                                            Amendment

                                        January 11, 1996

Mr. Ben Dulley
New Era Systems Services Ltd.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
TZP 3L8

Dear Mr. Dulley:

I wish to inform you that approval has been granted to further amend the Agreement for this project dated September 10, 1993 as amended February 7, 1994, April 21, 1994, February 28, 1995, June 12, 1995 and June 23, 1995.

This amendment replaces subsections 3.2, 4.1 of our amended Agreement, acknowledges the change in ownership of New Era Systems Services Ltd., and adds Interlink Computer Sciences, Inc. to the Agreement as follows:

1.  Subsection 3.2 is amended:

From: "The amount to be paid by the Minister on account of the Contribution shall not exceed:

       (a)   $786,828 in Canada's fiscal year ending March 31, 1994;

       (b)   $905,187 in Canada's fiscal year ending March 31, 1995; and

       (c)   $186,958 in Canada's fiscal year ending March 31, 1996."


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CANADA
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                                                WD Project No.:  A-93-WD-0461
                                                                    Amendment

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To:    "The amount to be paid by the Minister on account of the Contribution shall not exceed:

       (a)   $786,828 in Canada's fiscal year ending March 31, 1994;

       (b)   $905,187 in Canada's fiscal year ending March 31, 1995; and

       (c)   $ 22,749 in Canada's fiscal year ending March 31, 1996."

2.  Subsection 4.1 is amended:

From:  "The Client shall repay the contribution to Her Majesty as follows:

       (a)   $48,173 on June 30, 1996;

       (b) Seven (7) equal quarterly instalments of $47,600 each, due the last day of each quarter, commencing September 30, 1996;

       (c) Quarterly instalments of $54,400 each, due the last day of each quarter, commencing June 30, 1998 until the indebtedness is repaid in full;

       (d) Accelerated quarterly instalments equal to 9.5% of HARBOR product revenues that exceed $820,000 in the quarter ending one month prior to the payment date stated in (a) to (c) above. Each of these accelerated instalments will be due and payable with the regular quarterly instalments.

       (e)   The accelerated instalments in each year will not exceed:

             (i)   $ 17,100 in Canada's fiscal year ending March 31, 1997;


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                                                WD Project No.:  A-93-WD-0461
                                                                    Amendment

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             (ii)   $114,000 in Canada's fiscal year ending March 31, 1998;

             (iii)  $230,250 in Canada's fiscal year ending March 31, 1999;

             (iv)   $369,750 in Canada's fiscal year ending March 31, 2000; and

             (v)    $536,100 in Canada's fiscal year ending March 31, 2001;

       (f) Any portion of the Contribution that shall remain unpaid at June 30, 2005 shall become due and payable on that date."

To:    "The Client shall repay the contribution to Her Majesty as follows:

       (a)   $48,173 on June 30, 1996;

       (b) Seven (7) equal quarterly instalments of $47,600 each, due the last day of each quarter, commencing September 30, 1996;

       (c) Quarterly instalments of $54,400 each, due the last day of each quarter, commencing June 30, 1998 until the indebtedness is repaid in full;

       (d) Accelerated quarterly instalments equal to 9.5% of HARBOR product revenues that exceed $820,000 in the quarter ending one month prior to the payment date stated in (a) to (c) above. Each of these accelerated instalments will be due and payable with the regular quarterly instalments.

       (e) Any portion of the Contribution that shall remain unpaid at June 30, 2005 shall become due and payable on that date."

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                                                WD Project No.:  A-93-WD-0461
                                                                    Amendment

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3. To acknowledge the change in ownership of New Era Systems Services Ltd.:

From:    HTS Holdings Ltd.                          31,975     13.66%
         Peter Gailer                               17,323      7.40%
         David Benedict Dulley                      16,145      6.90%
         Others with (less than)5%                 168,621     72.04%
          (88 shareholders)                        -------    -------
                                                   234,064    100.00%
                                                   =======    =======

To:    Interlink Computer Sciences, Inc.           234,064    100.00%
                                                   =======    =======

3. Interlink Computer Sciences, Inc. is added as a Client to the Agreement by amended the definition of "Client" in the Agreement:

From: "New Era Systems Services Ltd. incorporated under the laws of Alberta and having its Head Office and principal place of business in the City of Calgary, in the Province of Alberta, herein called the "Client".

To: "New Era Systems Services Ltd. incorporated under the laws of Alberta and having its Head Office and principal place of business in the City of Calgary, in the Province of Alberta, and Interlink Computer Sciences Inc. incorporated under the laws of California and having its Head Office and principal place of business in the City of Fremont, in the State of California, herein called the "Client" or the "Clients".

         Interlink Computer Sciences Inc. hereby covenants with the Minister and New Era Systems Services Ltd. that it will, at all times, so long as the Agreement is in force, observe and perform all terms, conditions, covenants, obligations and undertakings as if it was an original party to the Agreement. This creates a joint and several liability upon Interlink Computer Sciences Inc. and New Era Systems Services Ltd."

4.  The following paragraph will be added to Subsection 1 of the Agreement:


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                                                WD Project No.:  A-93-WD-0461
                                                                    Amendment


                                     - 5 -



        "In this Agreement, the law of the Province of Alberta is to prevail."

All other terms and conditions of the amended Agreement remain in effect for the project duration.

Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

If you are in agreement with this Letter of Amendment, please have an authorized officer of New Era Systems Services Ltd. and Interlink Computer Sciences Inc. each sign the second copy of the amendment where indicated and return it to this office.

                                        Sincerely yours,

                                        [SIGNATURE APPEARS HERE]

                                        for Gary Webster



NEW ERA SYSTEMS SERVICES LTD. INTERLINK COMPUTER SCIENCES, INC.



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Signature                     Signature

                   (Seal)                        (Seal)

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Date                          Date